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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934 Date
         of Report (Date of Earliest Event Reported) October 27, 1999
                                                     ----------------

                               CNS BANCORP, INC.
                               -----------------
            (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-28250                   43-1738315
      --------                       -------                   ----------
(State or other Juris-             (Commission                (IRS Employer
diction of Incorpora-              File Number)             Identification No.)
tion or Organization)


                 427 Monroe Street, Jefferson City, Missouri 65101
                 -------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

                                 (573) 634-3336
                                 --------------
             (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On October 27, 1999, CNS Bancorp, Inc. ("CNS"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Exchange National Bancshares, Inc. ("Exchange"). The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides that CNS will be merged with and into a wholly-owned subsidiary of Exchange, with Exchange's subsidiary being the surviving entity (the "Merger"). Immediately following the consummation of the Merger, City National Savings Bank, FSB, a federally chartered savings bank and wholly-owned subsidiary of CNS, will merge with and into The Exchange National Bank of Jefferson City, a national bank and wholly-owned subsidiary of Exchange.

      Pursuant to the terms of the Merger Agreement, each share of CNS common stock, par value $.01 per share, issued and outstanding at the Effective Time of the Merger, shall become and be converted into the right to receive $8.80 in cash and 0.15 of a share of Exchange common stock, par value $1.00 per share. The cash portion of the merger consideration is subject to downward adjustment if the adjusted net worth of CNS falls below $20.95 million.

      Consummation of the Merger is subject to various conditions, including the approval of the shareholders of CNS and the receipt of all requisite regulatory approvals.

      The joint press release issued by CNS and Exchange with respect to the Merger is filed herewith as Exhibit 99.1.

      The summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by and among Exchange National Bancshares, Inc., ENB Holdings, Inc. and CNS Bancorp, Inc.

Exhibit 99.1 Joint Press Release issued by CNS Bancorp, Inc. and Exchange National Bancshares, Inc. on October 27, 1999.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CNS BANCORP, INC.



Dated:  October 29, 1999              By: /s/ Robert E. Chiles
                                          -------------------------------------
                                          Robert E. Chiles
                                          President and Chief Executive Officer










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                                 EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by by and among Exchange National Bancshares, Inc., ENB Holdings, Inc. and CNS Bancorp, Inc.

Exhibit 99.1 Joint Press Release issued by CNS Bancorp, Inc. and Exchange National Bancshares, Inc. on October 27, 1999.













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